Other Current Liabilities (Tables)	6 Months Ended
Jun. 30, 2023
Other Liabilities Disclosure [Abstract]
Schedule of other current liabilities
Other current liabilities is comprised of the following:

(in thousands of $)	June 30, 2023	December 31, 2022
Underutilization liability (note 5)	(29,233)	—
Day 1 gain deferred revenue - current portion (1) (note 20)	(12,783)	(12,783)
Deferred revenue	(4,220)	(6,080)
Current portion of operating lease liability	(989)	(1,328)
Demurrage cost (note 5)	(288)	(1,608)
Contract liability (note 5)	(2,325)	(4,177)
Other payables	(9,688)	(1,469)
Other current liabilities	(59,526)	(27,445)
(1) Current portion of Day 1 gain deferred on initial recognition of the oil and gas derivative instruments embedded in the LTA (note 5). As of June 30, 2023, the Day 1 gain deferred revenue - current portion relating to FLNG Hilli’s oil and gas derivative instruments is $10.0 million and $2.8 million, respectively (December 31, 2022: $10.0 million and $2.8 million).